                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Robert P. Bauman
                                       ----------------------------------
                                       Robert P. Bauman

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                          /s/ Robert H. Campbell
                                          ------------------------------
                                          Robert H. Campbell

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

               (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Alfred C. DeCrane, Jr.
                                       -----------------------------------
                                       Alfred C. DeCrane, Jr.

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries or pertaining to the secondary offering of CIGNA securities by its officers and directors, and all amendments thereto, including, without limitation, CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and
        33-60053); and its registration statements on Form S-3 (Registration Numbers 2-91972 and 2-97899);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock;

               (iv) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-39269) relating to $300 million of debt securities; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l997.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of February, l996.


                                       /s/ James F. English, Jr.
                                       -----------------------------------
                                       James F. English, Jr

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

               (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Bernard M. Fox
                                       ---------------------------------
                                       Bernard M. Fox

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Marilyn W. Lewis
                                       -----------------------------
                                       Marilyn W. Lewis

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

             (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Paul F. Oreffice
                                       -------------------------------
                                       Paul F. Oreffice

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Charles R. Shoemate
                                       -------------------------------
                                       Charles R. Shoemate

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Louis W. Sullivan, M.D.
                                       -------------------------------
                                       Louis W. Sullivan, M.D.

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an Executive Officer of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT
A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

             (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ James G. Stewart
                                       -------------------------------
                                       James G. Stewart

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and 33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Gary A. Swords
                                       -------------------------------
                                       Gary A. Swords

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and Executive Officer of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments
               thereto (collectively, "CIGNA's Form l0-K");

               (ii) any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and
               33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Wilson H. Taylor
                                       -------------------------------
                                       Wilson H. Taylor

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned (A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933 or the Securities Exchange Act of l934, both as amended, of:

                  (i) CIGNA's Annual Report on Form l0-K and all amendments
               thereto (collectively, "CIGNA's Form l0-K");

                  (ii) any and all registration statements pertaining to
               employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, a registration statement on Form S-8 for the offering of 1,000,000 shares of CIGNA Common Stock under the CIGNA Stock Plan and CIGNA's registration statements on Form S-8 (Registration Numbers 2-76444, 2-76445, 33-51791, 33-44371 and
               33-60053);

                  (iii) all amendments to CIGNA's registration statement on Form S-3 (Registration Number 33-65396) relating to $900 million of debt securities, Preferred Stock and Common Stock; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

        Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA's Form l0-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of February, l997.


                                       /s/ Carol Cox Wait
                                       -------------------------------
                                       Carol Cox Wait